Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Buffer & Premium Income ETF – DEcember

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated december 23, 2024

As described in the Fund’s prospectus, Fund shareholders are subject to a target income level that the Fund seeks to achieve for achieve for a given Target Outcome Period. On December 20, 2024, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of December 23, 2024. The new Target Outcome Period will end on December 19, 2025. The target income level for the Fund for the Target Outcome Period beginning on December 23, 2024 is set forth below.

Fund	Target income level (before fees and expenses)	Target income level (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Buffer & Premium Income ETF – December (XIDE)	7.38%	6.54%

Please Keep this Supplement with your Fund Prospectus for Future Reference